Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 17, 2003

                                             /s/ Terry K. Glenn
                                             ----------------------------------
                                             Terry K. Glenn,
                                             President of
                                             Florida Municipal Bond Fund of
                                             Merrill Lynch Multi-State
                                             Municipal Series Trust
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Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 17, 2003

                                             /s/ Donald C. Burke
                                             ----------------------------------
                                             Donald C. Burke,
                                             Chief Financial Officer of
                                             Florida Municipal Bond Fund of
                                             Merrill Lynch Multi-State
                                             Municipal Series Trust